Exhibit 99.4

Exhibit 5

U.S. Trustee Basic Monthly Operating Report

Case Name:	SAFETY TECH INTERNATIONAL, INC.	Date Filed:	08/20/2009

Case Number:	09-15684	SIC Code:	339900

Month (or portion) covered by this report:	July 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THIS U.S. TRUSTEE BASIC MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ON BEHALF OF THE CHAPTER 11 DEBTOR AND, TO THE BEST OF MY KNOWLEDGE, THIS REPORT AND RELATED DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

/s/ Sherri Voelkel	August 20, 2009
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	DATE REPORT SIGNED

Sherri Voelkel, Treasurer
PRINTED NAME OF RESPONSIBLE PARTY AND POSITION WITH DEBTOR

The debtor is required to provide financial reports prepared by or for the debtor in addition to the information required by this form. The U.S. Trustee may permit the debtor to eliminate duplicative information. No such permission is valid unless in writing.

QUESTIONNAIRE:		YES	NO	N/A

1.	IS THE BUSINESS STILL OPERATING?	☒	☐	☐

2.	DID YOU SELL ANY ASSETS OTHER THAN INVENTORY THIS MONTH?	☐	☒	☐

3.	HAVE YOU PAID ANY BILLS YOU OWED BEFORE YOU FILED BANKRUPTCY?	☒	☐

4.	DID YOU PAY ANYTHING TO YOUR ATTORNEY OR OTHER PROFESSIONALS THIS MONTH?	☐	☒

5.	DID YOU PAY ALL YOUR BILLS ON TIME THIS MONTH?	☒	☐

6.	DID YOU PAY YOUR EMPLOYEES ON TIME?	☒	☐	☐

7.	HAVE YOU FILED ALL OF YOUR RETURNS AND PAID ALL OF YOUR TAXES THIS MONTH?	☒	☐

8.	DID YOU PAY ALL OF YOUR INSURANCE PREMIUMS THIS MONTH?	☒	☐	☐

9.	DID ANY INSURANCE COMPANY CANCEL YOUR POLICY THIS MONTH?	☐	☒	☐

10.	HAVE YOU BORROWED MONEY FROM ANYONE THIS MONTH?	☒	☐	☐

11.	DO YOU HAVE ANY BANK ACCOUNTS OPEN OTHER THAN THE DIP ACCOUNT?	☐	☒	☐

12.	DID YOU HAVE ANY UNUSUAL OR SIGNIFICANT UNANTICIPATED EXPENSES THIS MONTH?	☐	☒	☐

Exhibit 5

09-15684

		YES	NO	N/A

13.	DID YOU DEPOSIT ALL MONEY FOR YOUR BUSINESS INTO THE DIP ACCOUNT THIS MONTH?	☒	☐	☐

14.	DID THE BUSINESS SELL ANY GOODS OR PROVIDE SERVICES TO ANY BUSINESS RELATED TO THE DIP IN ANY WAY?	☐	☒	☐

15.	DO YOU PLAN TO CONTINUE TO OPERATE THE BUSINESS NEXT MONTH?	☒	☐	☐

16.	ARE YOU CURRENT ON YOUR QUARTERLY FEE PAYMENT TO THE UST?	☒	☐	☐

TAXES

DO YOU HAVE ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITION TAX OBLIGATIONS?	☐	☒	☐

IF YES, PLEASE PROVIDE A WRITTEN EXPLANATION INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF THE FUNDS FOR THE PAYMENT.

(Exhibit A)

INCOME

PLEASE SEPARATELY LIST ALL OF THE INCOME YOU RECEIVED FOR THE MONTH. THE LIST SHOULD INCLUDE ALL INCOME FROM CASH AND CREDIT TRANSACTIONS. [If you use an automated accounting system, please attach a copy of the Income Statement and Balance Sheet.]

TOTAL INCOME	$1,929,807.15

(Exhibit B)

EXPENSES

PLEASE SEPARATELY LIST ALL EXPENSES PAID BY CASH OR BY CHECK FROM YOUR BANK ACCOUNTS PAID THIS MONTH. INCLUDE THE DATE PAID, WHO WAS PAID THE MONEY, THE PURPOSE AND THE AMOUNT. [If you use an automated accounting system, please attach a copy of the Disbursements Journal, otherwise attach a copy of the check register.]

TOTAL EXPENSES	-$	655,976.31

(Exhibit C)

CASH PROFIT

INCOME FOR THE MONTH (TOTAL FROM EXHIBIT B)		$1,929,807.15

EXPENSES FOR THE MONTH (TOTAL FROM EXHIBIT C)	-$	655,976.31

(Subtract The Total from Exhibit C from the Total of Exhibit B) CASH PROFIT FOR THE MONTH		$1,273,830.84

Exhibit 5

09-15684

UNPAID BILLS

PLEASE ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) WHICH YOU HAVE INCURRED SINCE THE DATE YOU FILED BANKRUPTCY BUT HAVE NOT PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, WHO IS OWED THE MONEY, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE.

TOTAL PAYABLES	$10,553.87

(Exhibit D)

MONEY OWED TO YOU

PLEASE ATTACH A LIST OF ALL AMOUNTS OWED TO YOU BY YOUR CUSTOMERS FOR WORK YOU HAVE DONE OR THE MERCHANDISE YOU HAVE SOLD. YOU SHOULD INCLUDE WHO OWES YOU MONEY, HOW MUCH IS OWED AND WHEN IS PAYMENT DUE.

TOTAL RECEIVABLES	$676,471.35

(EXHIBIT E)

BANKING INFORMATION

PLEASE ATTACH A COPY OF YOUR LATEST BANK STATEMENT FOR EVERY ACCOUNT YOU HAVE AS OF THE DATE OF THIS FINANCIAL REPORT.

EMPLOYEES

NUMBER OF EMPLOYEES WHEN THE CASE WAS FILED?	66

NUMBER OF EMPLOYEES AS OF THE DATE OF THIS MONTHLY REPORT?	25

PROFESSIONAL FEES ***

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT SINCE THE FILING OF THE CASE?	$0.00

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR SINCE THE FILING OF THE CASE?	$0.00

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY DURING THIS REPORTING PERIOD?	$0.00

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY SINCE THE FILING OF THE CASE?	$0.00

*** Fees reported in the Monthly Operating Report of TVI Corporation, Case No. 09-15677

Exhibit 5

09-15684

PROJECTIONS

COMPARE YOUR ACTUAL INCOME, EXPENSES AND THE CASH PROFIT TO THE PROJECTIONS FOR THE FIRST 180-DAYS OF YOUR CASE PROVIDED AT THE INITIAL DEBTOR INTERVIEW.

PROJECTED INCOME FOR THE MONTH:	See Exhibit F

ACTUAL INCOME FOR THE MONTH (EXHIBIT B):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL INCOME:	$0.00

PROJECTED EXPENSES FOR THE MONTH:

TOTAL ACTUAL EXPENSES FOR THE MONTH (EXHIBIT C):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL EXPENSES:	$0.00

PROJECTED CASH PROFIT FOR THE MONTH:

ACTUAL CASH PROFIT FOR THE MONTH (TOTAL FROM EXHIBIT B MINUS TOTAL FROM EXHIBIT C)	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL CASH PROFIT:	$0.00

[If actual cash profit was 90% or less of projected cash profit, please attach a detailed written explanation.]

Exhibit 6

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND

OFFICE OF UNITED STATES TRUSTEE

In re:	CHAPTER 11
Case No. 09-15684
SAFETY TECH INTERNATIONAL, INC.
MONTHLY OPERATING REPORT
Debtor(s)	CASH DISBURSEMENTS SUMMARY REPORT

Calendar Month July 1, 2009 to July 31, 2009
(All figures refer to post-petition transactions)

Total Disbursements from Operating Account	(Note 1)	+ $	$448,424.74
Total Disbursements from Payroll Account	(Note 2)	+ $	$46,553.30
Total Disbursements from Tax Escrow Account	(Note 3)	+ $	$0.00
Total Disbursements from other Account	(Note 4)	+ $	$0.00
Grand Total Disbursements from all accounts		= $	$494,978.04

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtors behalf (for example, disbursements made from a law firm’s escrow account as a result of a sale of property).

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING BALANCE SHEET

As of July 31, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$99,284	$—	$3,238	$—	$102,522
Accounts receivable - trade, net	1,372,509	672,090	585,093	—	2,629,692
Inventories, net	1,487,986	1,881,861	—	—	3,369,847
Income taxes receivable *	—	—	—	—	0
Equipment held for sale	—	—	2,242,000	—	2,242,000
Prepaid expenses and other current assets	690,178	186,180	68,001	—	944,359
Total current assets	3,649,958	2,740,131	2,898,332	—	9,288,421

PROPERTY, PLANT AND EQUIPMENT, NET	292,804	5,528,782	—	—	5,821,586

OTHER ASSETS
Intangible assets, net	217,296	33,527	—	—	250,823
Receivable from subsidiary	7,479,218	—	—	—	7,479,218
Other	47,971	—	—	—	47,971
Total other assets	7,744,484	33,527	—	—	7,778,011

TOTAL ASSETS	$11,687,247	$8,302,439	$2,898,332	$—	$22,888,018

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
DIP Line of credit	$9,406,421	$—	$—	$—	$9,406,421
Accounts payable	1,860,393	1,257,806	1,538,344	—	4,656,542
Accrued expenses	1,397,123	479,578	901,494	—	2,778,195
Deferred income taxes *	—	72,764	—	—	72,764
Current portion of long-term debt	17,103,292	48,280	—	—	17,151,572
Total current liabilities	29,767,228	1,858,428	2,439,838	—	34,065,494

LONG-TERM LIABILITIES
Long-term debt, net of current portion	—	249,110	—	—	249,110
Payable to parent company	—	7,061,132	418,086	—	7,479,218
Stock warrant liability	106,200	—	—	—	106,200
Deferred income taxes *	—	281,024	—	—	281,024
Total long-term liabilities	106,200	7,591,266	418,086	—	8,115,552

TOTAL LIABILITIES	29,873,428	9,449,694	2,857,924	—	42,181,046

STOCKHOLDERS’ EQUITY

Preferred stock - $1.00 par value	—	—	—	—	0
Common stock - $0.01 par value	343,674	—	—	—	343,674
Additional paid-in capital	26,960,492	—	—	—	26,960,492
Retained earnings (accumulated deficit)	(46,597,194)	—	—	—	(46,597,194)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(19,293,028)	—	—	—	(19,293,028)

TOTAL LIABILITIES AND EQUITY (DEFICIT)	$10,580,400	$9,449,694	$2,857,924	$—	$22,888,018

* Income taxes as of June 30, 2009 are pending.

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING STATEMENT OF OPERATIONS

For the Month Ended July 31, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL
NET REVENUE	$401,810	$924,921	$153,852	$—	$1,480,583

COST OF REVENUE	329,497	1,011,506	40,322	—	1,381,326

GROSS PROFIT	72,312	(86,585)	113,530	—	99,257

OPERATING EXPENSES
Selling, general and administrative expenses	407,226	349,666	349,219	—	1,106,112
Research and development expenses	25,671	—	—	—	25,671

Total operating expenses	432,897	349,666	349,219	—	1,131,782

OPERATING INCOME/(LOSS)	(360,584)	(436,252)	(235,689)	—	(1,032,525)

INTEREST AND OTHER (EXPENSE), NET	(122,627)	(1,755)	—	—	(124,382)
FORGIVENESS OF DEBT	90,533	154,614	—	—	245,147

INCOME/(LOSS) BEFORE INCOME TAXES	(392,678)	(283,393)	(235,689)	—	(911,760)

INCOME TAX (EXPENSE)/BENEFIT *	—	—	—	—	—

NET INCOME/(LOSS)	$(392,678)	$(283,393)	$(235,689)	$—	$(911,760)

* Income tax (expense) benefit is pending.

Safety Tech International, Inc.

Case No. 09-15684

Exhibit B - Cash Receipts

July 1, 2009 through July 31, 2009

Deposit Date	Payor	Description	Amount

7/1/2009	Aramsco, Inc.	Receivables Payment	$4,452.00
7/1/2009	Steve Rice	Receivables Payment	57.08
7/6/2009	Federal Resources Supply	Receivables Payment	93,336.89
7/6/2009	Jackson Safety	Receivables Payment	1,968.00
7/6/2009	Tyco/Scott Health and Safety	Receivables Payment	565.75
7/7/2009	Bullard	Receivables Payment	14,927.50
7/7/2009	Duke University Medical Center	Receivables Payment	289.26
7/7/2009	Paul Boye Technologies	Receivables Payment	9,922.36
7/7/2009	Stefan Beil	Receivables Payment	2,691.00
7/9/2009	Goetzloff Gesellschatt	Receivables Payment	4,720.50
7/9/2009	Potomac River Group, LLC	Receivables Payment	1,005.00
7/10/2009	Wix	Receivables Payment	512.50
7/13/2009	Avon - ISI	Receivables Payment	12,353.54
7/13/2009	Grainger	Receivables Payment	61.95
7/13/2009	MSA	Receivables Payment	19,229.29
7/13/2009	Tyco/Scott Health and Safety	Receivables Payment	7,814.21
7/14/2009	Bullard	Receivables Payment	29,175.00
7/14/2009	Federal Resources Supply	Receivables Payment	12,020.49
7/16/2009	TACOM	Receivables Payment	390,391.10
7/17/2009	Avox Systems	Receivables Payment	17,267.84
7/20/2009	Cetek, Inc.	Receivables Payment	4,840.20
7/20/2009	Duke University Medical Center	Receivables Payment	622.54
7/20/2009	ISI	Receivables Payment	952.63
7/20/2009	MSA	Receivables Payment	6,563.75
7/20/2009	Nana Pacific, LLC	Receivables Payment	354,141.42
7/20/2009	National Safety Supplly	Receivables Payment	94.40
7/20/2009	Nitro-Pak Preparedness	Receivables Payment	3,387.34
7/20/2009	Seattle Tarp Company	Receivables Payment	453.84
7/20/2009	TriCon Environmental	Receivables Payment	305.54
7/22/2009	HTI Speical Operations	Receivables Payment	5,366.30
7/22/2009	TACOM	Receivables Payment	363,461.45
7/24/2009	Avox Systems	Receivables Payment	150.00
7/27/2009	Duke University Medical Center	Receivables Payment	790.96
7/27/2009	Jackson Safety	Receivables Payment	3,354.30
7/27/2009	Morphix Technologies	Receivables Payment	2,458.67
7/27/2009	Nana Pacific, LLC	Receivables Payment	6,407.70
7/27/2009	Seattle Tarp Company	Receivables Payment	20,267.00
7/27/2009	Sunrise Safety Inc.	Receivables Payment	2,096.78
7/27/2009	Tyco/Scott Health and Safety	Receivables Payment	5,770.24
7/28/2009	Bullard	Receivables Payment	36,129.60
7/28/2009	JFHQ VA/CERFP	Receivables Payment	135.17
7/30/2009	Safeware Inc.	Receivables Payment	3,359.39
7/30/2009	SEARCH	Receivables Payment	524.12
7/30/2009	WellCrown International Resources	Deposit	7,250.00
7/31/2009	MSA	Receivables Payment	113,259.00
7/31/2009	TACOM	Receivables Payment	364,903.55

	Totals		$1,929,807.15

Safety Tech International, Inc.

Case No. 09-15684

Exhibit C - Expenses

July 1, 2009 through July 31, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

07/01/09	DHL GLOBAL FOWARDING	TRADE VENDOR	$376.11
07/01/09	ADP	NET PAYROLL	606.58	(2)
07/01/09	MCMASTER-CARR	TRADE VENDOR	1,374.20	(1)
07/01/09	SELIG CANADA ULC	TRADE VENDOR	1,421.85
07/01/09	RBL INDUSTRIES	TRADE VENDOR	1,440.00
07/01/09	ADP	PAYROLL TAXES	34,590.61	(2)
07/01/09	ADP	NET PAYROLL	56,266.85	(2)
07/02/09	WM SUPERCENTER	OFFICE SUPPLIES	25.83	(1)
07/02/09	T-MOBILE	UTILITIES	65.29
07/02/09	HOLLINGSWORTH & VOSE COMPANY	TRADE VENDOR	74.46
07/02/09	DHL GLOBAL FORWARDING	TRADE VENDOR	100.00
07/02/09	ALLEGHENY POWER	UTILITIES	103.66
07/02/09	PITNEY BOWES GLOBAL FINANCIAL	POSTAGE	154.48
07/02/09	CINTAS CORP. #387	TRADE VENDOR	246.48
07/02/09	FED EX FREIGHT	TRADE VENDOR	362.00
07/02/09	VIDEOJET TECHNOLOGIES	TRADE VENDOR	390.47	(1)
07/02/09	TSI INC	JOB SUPPLIES	595.00	(1)
07/02/09	MATHIAS DIE COMPANY	TRADE VENDOR	688.58
07/02/09	LANDSTAR RANGER, INC.	TRADE VENDOR	1,554.48
07/02/09	JACK PEARLMAN	TRADE VENDOR	1,599.30
07/02/09	UNITED PARCEL SERVICE	TRADE VENDOR	2,382.13
07/02/09	INSIGHT CALIBRATION SERVICES	TRADE VENDOR	2,585.00
07/02/09	CRUSHPROOF TUBING COMPANY	TRADE VENDOR	9,315.00
07/02/09	ADP	NET PAYROLL CHECKS	20,455.34
07/02/09	TREASURER OF THE UNITED STATES	TRADE VENDOR	26,006.00
07/02/09	MEMAR CORPORATION	RENT	28,783.30
07/03/09	CBIZ	FLEXIBLE SPENDING	21.67	(2)
07/05/09	SHEETZ	FUEL	59.87	(1)
07/06/09	SHEETZ	FUEL	55.29	(1)
07/07/09	WAL-MART	OFFICE SUPPLIES	31.58	(1)
07/07/09	7-ELEVEN	FUEL	35.58	(1)
07/07/09	AMERICAN FUNDS	401K	5,365.00
07/08/09	LONGHORN	TRAVEL EXPENSE	27.61	(1)
07/08/09	SHEETZ	FUEL	51.43	(1)
07/08/09	ULINE	SHIPPING SUPPLIES	94.44	(1)
07/09/09	ADVANCE BUSINESS SYSTEMS	TRADE VENDOR	35.93
07/09/09	NEX IMAGE	TRADE VENDOR	82.00
07/09/09	BOWMAN SALES & EQUIPMENT, INC.	TRADE VENDOR	95.40
07/09/09	CON-WAY MULTIMODAL INC.	TRADE VENDOR	100.00
07/09/09	DHL GLOBAL FORWARDING	TRADE VENDOR	100.00
07/09/09	DHL GLOBAL FOWARDING	TRADE VENDOR	100.00
07/09/09	WASHINGTON GAS	TRADE VENDOR	106.98
07/09/09	FED EX FREIGHT	TRADE VENDOR	194.09
07/09/09	YRC	TRADE VENDOR	311.28
07/09/09	UNITED PARCEL SERVICE	TRADE VENDOR	622.13
07/09/09	RINCO ULTRASONICS USA	TRADE VENDOR	2,082.00
07/09/09	LANDSTAR RANGER, INC.	TRADE VENDOR	2,365.30
07/09/09	TREASURER OF FREDERICK COUNTY	REAL ESTATE TAXES	3,112.40
07/09/09	CAPITAL ELECTRO-CIRCUITS, INC.	TRADE VENDOR	5,947.52
07/09/09	FORMA BAUMARTEN KG (GMBH & CO.)	TRADE VENDOR	7,186.74
07/09/09	BB&T	BANK FEES	25.00
07/10/09	ADP	PAYROLL FEES	440.52
07/10/09	ULINE	SHIPPING SUPPLIES	730.26	(1)
07/11/09	MANUFACTURERS SUPPLIES	JOB SUPPLIES	200.87	(1)
07/14/09	SHEETZ	FUEL	54.31	(1)
07/14/09	CON-WAY FREIGHT INC.	TRADE VENDOR	117.24
07/14/09	ELECTRONIC DESIGN AND MANUFACTURING	TRADE VENDOR	2,151.29	(3)
07/14/09	TESSY PLASTICS	TRADE VENDOR	5,879.90	(3)

1

Safety Tech International, Inc.

Case No. 09-15684

Exhibit C - Expenses

July 1, 2009 through July 31, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

07/14/09	EXACT ENGINEERING	TRADE VENDOR	29,079.70	(3)
07/14/09	TESSY PLASTICS	TRADE VENDOR	31,594.35
07/15/09	BB&T MERCHANT SERVICES	MERCHANT FEES	20.00
07/15/09	BB&T MERCHANT SERVICES	MERCHANT FEES	194.33
07/15/09	ADP	NET PAYROLL	433.50	(2)
07/15/09	DHL GLOBAL FORWARDING	TRADE VENDOR	697.51
07/15/09	SIMOLEX RUBBER CORP.	JOB SUPPLIES	728.50	(1)
07/15/09	ADP	PAYROLL TAXES	28,408.86	(2)
07/15/09	ADP	NET PAYROLL	49,120.91	(2)
07/16/09	TELEDYNE HASTINGS INSTRUMENTS	TRADE VENDOR	362.03
07/16/09	TELCOVE OPERATIONS	UTILITIES	365.53
07/16/09	ALLIED ELECTRONICS INC	JOB SUPPLIES	451.47	(1)
07/16/09	XECUNET, LLC	UTILITIES	541.00
07/16/09	UNITED PARCEL SERVICE	TRADE VENDOR	732.95
07/16/09	TRI-AD LITHO, INC.	TRADE VENDOR	1,512.87
07/16/09	EAGLE-PICHER ENERGY PRODUCTS	TRADE VENDOR	4,018.00
07/16/09	EPICOR SOFTWARE CORPORATION	TRADE VENDOR	7,060.62
07/16/09	ADP	NET PAYROLL CHECKS	11,144.95
07/16/09	CONNECTOR TECHNOLOGY, INC.	TRADE VENDOR	19,357.90
07/17/09	SHEETZ	FUEL	30.31	(1)
07/17/09	WAL-MART	TRAVEL EXPENSE	33.90	(1)
07/17/09	VOCELLIS PIZZA	TRAVEL EXPENSE	91.57	(1)
07/17/09	ADP	PAYROLL FEES	96.85
07/17/09	FASTENAL	TRADE VENDOR	726.59	(1)
07/18/09	3M	JOB SUPPLIES	375.92	(1)
07/19/09	ONSTAR SUBSCRIPTION	AUTO EXPENSE	148.92	(1)
07/20/09	SHEETZ	FUEL	61.41	(1)
07/20/09	CELL-CON, INC.	TRADE VENDOR	10,550.00
07/20/09	SAFETY TECH AG	TRADE VENDOR	10,255.40	(2)
07/21/09	BB&T	CREDIT ON FRAUDULENT CHARGES	(330.74	)(1)
07/21/09	BB&T	CREDIT ON FRAUDULENT CHARGES	(21.78	)(1)
07/21/09	BB&T	CREDIT ON FRAUDULENT CHARGES	(9.84	)(1)
07/21/09	BEEF O BRADY’S	TRAVEL EXPENSE	19.94	(1)
07/21/09	BB&T	BANK FEES	45.10
07/21/09	BB&T	BANK FEES	87.06
07/21/09	MCMASTER-CARR	TRADE VENDOR	193.84	(1)
07/21/09	TELEDYNE HASTINGS INSTRUMENTS	JOB SUPPLIES	362.03	(1)
07/21/09	BB&T	BANK FEES	776.37
07/21/09	AMERICAN FUNDS	401K	5,021.52
07/22/09	MICROMO ELECTRONIC, INC.	TRADE VENDOR	21,400.00
07/23/09	BEEF O BRADY’S	TRAVEL EXPENSE	28.35	(1)
07/23/09	THE ARROW MANUFACTURING CO., INC.	TRADE VENDOR	31.93
07/23/09	CBIZ	FLEXIBLE SPENDING	187.00
07/23/09	LEVEL 3 COMMUNICATIONS, LLC.	TRADE VENDOR	344.25
07/23/09	UNITED PARCEL SERVICE	TRADE VENDOR	830.99
07/23/09	LANDSTAR RANGER, INC.	TRADE VENDOR	894.33
07/23/09	THE STROUSE CORPORATION	TRADE VENDOR	1,195.46
07/23/09	WORLD CLASS PACKAGING	TRADE VENDOR	1,290.25
07/23/09	GMAC	AUTO EXPENSE	2,321.60
07/23/09	ALLEGHENY POWER	UTILITIES	3,127.90
07/23/09	GMAC	AUTO EXPENSE	4,936.92
07/23/09	CAPITAL ELECTRO-CIRCUITS, INC.	TRADE VENDOR	5,465.96
07/23/09	CONNECTOR TECHNOLOGY, INC.	TRADE VENDOR	6,138.00
07/23/09	WILKS PRECISION INSTRUMENT CO.	TRADE VENDOR	7,791.92
07/23/09	ROYAL ADHESIVES & SEALANTS	TRADE VENDOR	9,245.00	(3)
07/23/09	CELL-CON, INC.	TRADE VENDOR	24,072.50
07/24/09	SHEETZ	FUEL	46.05	(1)
07/24/09	THE LUBE CENTER	TRAVEL EXPENSE	102.27	(1)

2

Safety Tech International, Inc.

Case No. 09-15684

Exhibit C - Expenses

July 1, 2009 through July 31, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

07/24/09	ADP	PAYROLL FEES	540.71
07/27/09	7-ELEVEN	FUEL	34.39	(1)
07/27/09	SHEETZ	FUEL	63.51	(1)
07/27/09	ESTES EXPRESS LINES INC	TRADE VENDOR	112.56	(1)
07/27/09	DHL GLOBAL FOWARDING	TRADE VENDOR	370.71
07/27/09	DHL GLOBAL FOWARDING	TRADE VENDOR	569.73
07/27/09	STAPLES DIRECT	OFFICE SUPPLIES	778.59	(1)
07/28/09	STAPLES DIRECT	OFFICE SUPPLIES	74.81	(1)
07/28/09	PITNEY BOWES PURCHASE POWER	POSTAGE	300.00
07/28/09	MCMASTER-CARR	TRADE VENDOR	386.70	(1)
07/28/09	NEWARK US	JOB SUPPLIES	557.25	(1)
07/29/09	LONGHORN	TRAVEL EXPENSE	41.35	(1)
07/29/09	OFFICE DEPOT	OFFICE SUPPLIES	70.88	(1)
07/29/09	ADP	NET PAYROLL	332.88	(2)
07/29/09	RBL INDUSTRIES	TRADE VENDOR	720.00
07/29/09	ADP	PAYROLL TAXES	21,335.31	(2)
07/29/09	ADP	NET PAYROLL	41,267.69	(2)
07/30/09	THE ARROW MANUFACTURING CO., INC.	TRADE VENDOR	56.17
07/30/09	CINTAS CORP. #387	TRADE VENDOR	61.62
07/30/09	T-MOBILE	UTILITIES	63.83
07/30/09	DHL GLOBAL FORWARDING	TRADE VENDOR	130.05
07/30/09	SCOTT HEALTH & SAFETY OY	TRADE VENDOR	999.57
07/30/09	ALLIED ELECTRONICS INC	JOB SUPPLIES	1,137.43	(1)
07/30/09	ADP	NET PAYROLL CHECKS	1,200.37
07/30/09	MATT CARLSON	TRADE VENDOR	2,438.65
07/30/09	CAPITAL ELECTRO-CIRCUITS, INC.	TRADE VENDOR	10,258.28
07/31/09	ADP	PAYROLL FEES	18.00
07/31/09	NEWARK US	JOB SUPPLIES	870.66	(1)
07/31/09	DIGI-KEY CORPORATION	JOB SUPPLIES	1,755.95	(1)
07/31/09	CELL-CON, INC.	TRADE VENDOR	36,292.00

	TOTAL JULY 2009 EXPENSES	Total Expenses per Exhibit 5	655,976.31

		Less credit card charges above	(12,649.53)

		Disbursements per Exhibit F	643,326.78

		Less outstanding checks at 7/31	(77,401.85)
		Plus June checks cleared in July	171,718.37
		Less bank fee net with deposit	(25.00)
		Less payments made by TVI Corporation (Case No. 09-15677)	(242,640.26	)(2)

		Disbursements per Exhibit 6	$494,978.04

(1) Intercompany charge made on credit card in the name of TVI Corporation (Case No. 09-15677).

(2) Payroll and vendor payment paid out of bank account of TVI Corporation (Case No. 09-15677).

(3) Prepetition payment to critical vendor.

3

Safety Tech International, Inc.

Case No. 09-15684

Exhibit D - Money Owed

July 31, 2009

Vendor Name	Due Date	Purpose	Amount

Allied Electronics	Current	Trade	$451.47
Cintas Corp. #387	Current	Trade	246.48
Electronic Design and Machine	Current	Trade	3,733.06
Estes Express Line	Current	Trade	109.56
Ingersoll-Rand Company	Current	Trade	1,071.00
McMaster-Carr	Current	Trade	580.54
Newark In One	Current	Trade	557.25
Office Depot Credit Plan	Current	Trade	70.88
Phoenix Rope and Cordage	Current	Trade	1,400.00
Staples Credit Plan	Current	Trade	853.82
TriMech - Columbia MD	Current	Trade	1,372.70
Washington Gas	Current	Utilities	107.11

Grand Total			$10,553.87

Safety Tech International

Case No. 09-15684

Exhibit E - Accounts Receivables as of 7/31/09

Customer Name	Current	31-60 Days	61-90 Days	91-120 Days	121 and Over	Balance

Aramsco, Inc.	$366.60	$7,977.55	$(309.75)	$—	$—	$8,034.40
Avon - ISI	7,050.00	—	—	—	—	7,050.00
Avon Protection Systems	133.89	—	—	—	—	133.89
Avox Systems	—	(1,377.60)	6,787.25	—	—	5,409.65
Bullard	11,274.90	53,856.00	—	—	—	65,130.90
Chargin Safety Supply	210.00	—	—	—	—	210.00
Cooley Dickinson Hospital	10,841.85	—	—	—	—	10,841.85
D Wheatley Enterprises, Inc.	54.26	—	—	—	—	54.26
DFAS BVDP (SL4701)	—	—	696.44	—	—	696.44
DFAS Columbus Center	304,899.65	—	—	—	—	304,899.65
Draeger Safety - Vertrieb	1,899.26	—	—	—	—	1,899.26
Draeger Safety, Inc.	—	548.00	—	—	—	548.00
Duke University	2,743.21	—	—	—	—	2,743.21
EMS Innovations, Inc.	8,667.11	—	—	—	(335.84)	8,331.27
Federal Resources Supply	13,597.35	—	—	—	—	13,597.35
Ferno-Washington, Inc.	401.00	—	—	—	—	401.00
Fisher Scientific	4,795.99	—	—	—	—	4,795.99
FMS	19,844.04	—	—	—	—	19,844.04
ISI (International Safety)	8,146.50	973.75	—	—	—	9,120.25
Jackson Safety	9,734.96	14,801.44	—	—	—	24,536.40
MSA (Mine Safety Appliance)	99,728.00	—	—	—	—	99,728.00
Nana Pacific, LLC	13,667.50	—	—	—	—	13,667.50
Royal Military College	269.64	—	—	—	—	269.64
RubyStone Enterprises	—	—	297.71	—	—	297.71
SAIC ABINGDON	—	1,000.00	—	—	—	1,000.00
Seattle Tarp Company	—	11,799.84	—	—	—	11,799.84
South Suburban Hospital	—	—	—	250.73	—	250.73
Sperian Respiratory Protection	—	—	—	189.00	—	189.00
SRT Supply, Inc.	498.50	—	—	—	—	498.50
TQM Inc. / DBA Two Rivers	12,223.94	—	—	—	—	12,223.94
Tyco/Scott Health and Safety	5,932.38	159.48	—	181.36	—	6,273.22
Unicorn International	618.00	—	—	—	41,334.46	41,952.46
United Industry Inc.	43.00	—	—	—	—	43.00

Grand Totals	$537,641.53	$89,738.46	$7,471.65	$621.09	$40,998.62	$676,471.35

TVI Corporation, et al.
Case No. 09-15677
Exhibit F - Projections (1)
July 1, 2009 through July 31, 2009

	Projections	Actual	Variance

Cash Receipts	$2,991,930	$3,205,899	$213,970

Cash Disbursements:
Compensation and benefits	922,000	874,547	47,453
Facility costs	169,928	170,147	(219)
Other expenses	341,000	137,838	203,162
Vendor payments	860,762	433,342	427,420
Interest expense	125,000	118,754	6,246
Critical vendor payments	115,439	222,535	(107,097)
Bank fees and expenses	101,000	32,448	68,552
Chapter 11 expenses	430,000	276,967	153,033
Total disbursements	3,065,128	2,266,577	798,551
Net Cash Use (2)	$(73,198)	$939,322	$1,012,521

(1) Projections are shown on a consolidated basis related to the following jointly administered cases:

TVI Corporation (Case No. 09-15677)
and its 100% wholly-owned subsidiaries:

Safety Tech International, Inc. (Case No. 09-15684)

Signature Special Event Services, Inc. (Case No. 09-15686)

CAPA Manufacturing Corp. (Case No. 09-15758)

TVI Corporation, et al, is required to meet specific tests as part of the DIP lending facility based on a consolidated budget compared to consolidated actual results.

As of July 31, 2009 TVI Corporation and its subsidiaries were in compliance with these tests.